IMPORTANT NOTICE REGARDING NAME CHANGE

EPIPHANY FUNDS

HILLCREST FFV SMALL CAP VALUE FUND

Supplement dated March 30, 2012 to the

Class N Series Prospectus dated March 1, 2012

Class A and Class C Series Prospectus dated March 1, 2012

Statement of Additional Information dated March 1, 2012

On March 28, 2012, the Board of Trustees of Epiphany Funds approved a name change for the Hillcrest FFV Small Cap Value Fund ("Fund") to be effective March 30, 2012.

Effective March 30, 2012, the name of the Fund will be changed to the Epiphany FFV Small Cap Fund.

Also on March 28, 2012, the Board of Trustees was notified of Hillcrest Asset Management, LLC’s submission of resignation as sub-adviser to the Fund.  All references to Hillcrest Asset Management serving as the Fund’s sub-adviser and Brian Bruce serving as a portfolio manager of the Fund in the prospectus and statement of additional information are hereby deleted. Trinity Fiduciary Partners LLC will continue to serve as the investment adviser to the Fund and Samuel J. Saladino III will continue as the Portfolio Manager for the Fund.